PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Prepaid Expenses and Other Current Assets
Value-added tax	¥ 100,686		¥ 43,595
Other receivables	21,060		10,252
Prepaid expenses	25,863		9,595
Advances to suppliers	874		2,129
Rental deposits	4,415		1,787
Total	¥ 152,898	$ 23,433	¥ 67,358